Saturna Investment Trust

Idaho Tax-Exempt Fund

Supplement dated January 2, 2019 to the Prospectus and Summary Prospectus for the Idaho Tax-Exempt Fund, each dated March 28, 2018.

The covers of the Idaho Tax-Exempt Fund Prospectus and Summary Prospectus, each dated March 28, 2018, are amended to include the following legend:

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Idaho Tax-Exempt Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

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This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated March 28, 2018.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.